Exhibit 10.18

Addendum № 1
to the investment agreement № 3
for the construction of residential apartment building.

Moscow, Russian Federation	01 February 2010
                                                                                                                  .

Limited Liability Company «SOMO», further called «Developer», represented by the CEO Plavnik Roman Genrikhovich, based on Power of Attorney № 3 from November 11, 2009, from one site, and Limited Liability Company «RIOKOM», further called «Investor», represented by the Head Legal Council Gromova Svetlana Alexeevna, acting based on Power of Attorney of Attorney № 4 from June 1, 2007, from another site, together called «Parties», signed the existing agreement about the following:

Section 4.1 of the existing agreement revised as follows:

 4.1 Completion date of the construction of the Object is set for 4th quarter of 2011. If necessary this date can be extended by mutual agreement of both Parties.

1.	SIGNATURES OF THE PARTIES:

Developer:	Investor:
«SOMO» LLC.	«RIOKOM» LLC.
_________________/Plavnik R.G./	________________/Gromova S.A/
(signature)	(signature)

Corporate seal	Corporate seal